SELIGMAN
                                                                Investment Grade
                                                         Fixed Income Fund, Inc.

                                  ANNUAL REPORT
                               September 30, 2002

                              Seeking a High Level
                                of Current Income
                             Consistent with Prudent
                                Exposure to Risk

--------------------------------------------------------------------------------

TO  THE  SHAREHOLDERS

We are pleased to present the first annual shareholder report for Seligman Investment Grade Fixed Income Fund. For the year ended September 30, 2002, the Fund posted a total return of 7.48% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper
Corporate Debt BBB-Rated Funds Average, posted a total return of 4.88%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 9.21%.

Investment-grade bonds were one of the few asset classes to deliver positive total returns during this one-year period. At the beginning of the Fund's fiscal year (the fourth quarter of 2001), the Federal Reserve Board continued to move short-term rates lower. However, through the end of 2001 and into the beginning of 2002, longer-term rates moved higher as the market anticipated an economic recovery. This trend reversed in March of 2002. The economic recovery seemed to be stalling, corporate governance scandals mounted, and geopolitical risks appeared to be increasing. Many investors sought refuge in high-quality bonds, particularly US Treasury securities, causing prices to rise. The Fund's focus on quality allowed it to deliver strong returns for its first year of operations.

Interest rates for both long- and short-term bonds are now historically low, and spreads between US Treasuries and corporate bonds are exceptionally wide. We do not believe these conditions are sustainable. In 2001, the Federal Reserve Board lowered the federal funds rate 11 times, and in November of 2002, it lowered rates another 50 basis points. While the economy appears to be responding, Congress, with midterm elections now behind them, could realistically consider a fiscal stimulus in the form of a tax cut if economic weakness persists. As the economy recovers, rates at both the short and long end of the yield curve are likely to head higher. While the Fund's management team does not believe this will happen immediately, they will shorten the Fund's duration if rates begin to trend upward in an effort to protect principal for the Fund's shareholders.

The Fund's manager is also watching spreads -- the difference in yields between Treasury securities and other bonds. During the fiscal year, Treasuries were in demand, and the Fund benefited from its heavy concentration in US government securities. However, we believe that, as the economy recovers, spreads will contract, and Treasuries will no longer command such high premiums. As this environment develops, the Fund's manager anticipates slowly shifting some assets away from Treasuries and into investment-grade corporate bonds. However, the timing of such moves will be important, since the market's current negative sentiment regarding spread products may persist for some time.

Thank you for your support of Seligman Investment Grade Fixed Income Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By  order  of  the  Board  of  Directors,

/s/ William  C.  Morris
    William  C.  Morris
    Chairman

                                                               /s/ Brian T. Zino
                                                                   Brian T. Zino
                                                                       President

November  8,  2002

--------------------------------------------------------------------------------

INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER,
CHRISTOPHER  J.  MAHONY

Q: How did Seligman Investment Grade Fixed Income Fund perform during the fiscal year ended September 30, 2002?

A: For the year ended September 30, 2002, Seligman Investment Grade Fixed Income Fund posted a total return of 7.48% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 4.88%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 9.21%.

Q:   What  economic  and  market  factors influenced the Fund during the period?

A: At the beginning of 2002, interest rates were slowly moving higher, as investors began to anticipate economic recovery. However, by the early spring of 2002, rates began a freefall, with the 10-year Treasury yield falling from its peak of about 5.4% in the middle of March to 3.6% at the end of the Fund's fiscal year.

     This sharp decline in rates was driven by a number of factors. First, the economic recovery seemed slower and less steady than many had hoped. Second, the largest declines in yields were concentrated among Treasuries and higher-rated corporate bonds, producing enormous spreads between high-grade and low-grade debt. As perceived geopolitical risks increased and more allegations of corporate malfeasance surfaced, investors sought a degree of safety in high-quality bonds, particularly Treasuries.

Q:   What  was  your  investment  strategy  during  this  time  period?

A: As 2002 began, we were positioning the Fund for economic recovery and, thus, for higher interest rates. We were increasing the Fund's exposure to lower-rated bonds in an effort to capture potential capital appreciation as spreads narrowed. However, in March, we began to reassess our strategy. While the economy was showing some signs of recovery, progress was slow and risk was being punished by the market. A flight to quality was beginning to characterize the market. We changed course and steered the Fund into what proved to be safer territory. During the last half of the fiscal year, the Fund benefited from its emphasis on Treasuries and high-quality corporate bonds, and this conservative strategy was the main reason the Fund outperformed its peers during this time.

     Within the Fund's corporate bond portfolio, we focused on companies we believed had clean accounting, understandable businesses, and that we believed could continue to produce strong results even if economic growth remained anemic. For example, we held some discount retailers because we understood their business models, and believed that consumers would continue to buy the staples of life even through a slow recovery. This strategy proved sound, and these names delivered strong returns for the Fund during this time.

Q:   What  is  your  outlook?

A: While we believe the US economy is in the early stages of recovery, growth is likely to be slow and possibly unsteady for the next three to six months. Thus, we plan to remain conservative, with the portfolio concentrated in Treasuries and top-tier corporate bonds. In fact, we will probably increase the portfolio's overall average quality over the short term. We believe there will be attractive opportunities among relatively lower rated investment-grade corporate bonds as market sentiment improves. And we will pursue opportunities for additional yield and capital appreciation -- but only when we feel the time is right. Investors remain risk averse, and this may continue for some time.

     The Fund's average duration (a measure of the portfolio's sensitivity to changes in interest rates) is currently neutral relative to the Lehman
     Brothers Government/ Credit Index. However, we are anticipating economic recovery and, thus, higher interest rates. As rates begin to rise, we will aggressively shorten the Fund's duration in an effort to protect principal.

A  TEAM  APPROACH

Seligman Investment Grade Fixed Income Fund is managed by Christopher Mahony of the Seligman Fixed Income Team. Mr. Mahony is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying investment grade fixed-income securities in an effort to produce a high level of current income consistent with prudent exposure to risk. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Janine Ptaszek, Gregory Siegel, and Sau Lin Wu (trader).

--------------------------------------------------------------------------------


PERFORMANCE  OVERVIEW

This chart compares a $10,000 hypothetical investment made in Seligman Investment Grade Fixed Income Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales charge ("CDSC") for Class B shares, with the initial 1% maximum sales charge and CDSC for Class C shares, and with the 1% CDSC for Class D shares, and assumes the investment of dividends and capital gain distributions, if any, for the year ended September 30, 2002, to a $10,000 investment made in the Lehman Brothers Government/Credit Index (the "Lehman Index") and the Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") for the same period. The Lehman Index excludes the effect of taxes, fees, and sales charges. The Lipper Average excludes the effect of taxes and sales charges. Past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The performance for Class I is not shown in this chart but is included in the table on page 5.

SELIGMAN  INVESTMENT  GRADE  FIXED  INCOME  FUND
PLOT  POINTS
SEPTEMBER  30,2002




                  CLASS A          CLASS B    CLASS C    CLASS D
              ------------------  ---------  ---------- ---------
              WITH      WITHOUT     WITH       WITH       WITH
DATE          LOAD       LOAD       LOAD       LOAD       LOAD      LEHMAN     LIPPER
            ---------  ---------  ---------  ---------  ---------  ---------  ---------

9/30/2001    9,520.00  10,000.00  10,000.00   9,902.92  10,000.00  10,000.00  10,000.00
10/31/2001   9,747.94  10,239.43  10,236.30  10,136.93  10,236.30  10,254.00  10,204.00
11/30/2001   9,552.96  10,034.62  10,024.81   9,927.49  10,024.81  10,085.83  10,107.06
12/31/2001   9,460.24   9,937.23   9,907.46   9,811.28   9,907.46  10,006.16  10,046.42
1/31/2002    9,488.69   9,967.11   9,945.11   9,848.57   9,945.11  10,079.20  10,102.68
2/28/2002    9,531.66  10,012.25   9,983.64   9,886.72   9,983.64  10,164.87  10,164.31
3/31/2002    9,337.36   9,808.15   9,774.62   9,679.74   9,774.62   9,958.53  10,013.87
4/30/2002    9,514.40   9,994.12   9,953.66   9,857.04   9,953.66  10,151.72  10,170.09
5/31/2002    9,597.77  10,081.70  10,034.29   9,936.88  10,034.29  10,245.12  10,245.35
6/30/2002    9,692.36  10,181.06  10,127.21  10,028.90  10,127.21  10,332.20  10,205.39
7/31/2002    9,841.68  10,337.89  10,277.63  10,177.87  10,277.63  10,456.19  10,167.63
8/31/2002   10,036.91  10,542.97  10,474.65  10,372.97  10,474.65  10,690.41  10,385.22
9/30/2002   10,232.51  10,748.43  10,169.08  10,466.25  10,569.30  10,920.25  10,488.03


The performance of Class I will vary from the performances shown for Class A, Class B, Class C, and Class D shares, due to differences in sales charges and fees.

--------------------------------------------------------------------------------

PERFORMANCE  OVERVIEW

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  September  30,  2002



                                                      CLASS I
                                                       SINCE
                                           SIX*      INCEPTION   ONE
CLASS A**                                  MONTHS*   11/30/01*   YEAR
                                          --------  ----------  -----
With Sales Charge                            4.30%       n/a    2.33%
Without Sales Charge                         9.45        n/a    7.48
CLASS B**
With 5% CDSC                                 4.04        n/a    1.69
Without CDSC                                 9.04        n/a    6.69
CLASS C**
With Sales Charge and CDSC                   6.95        n/a    4.66
Without Sales Charge and CDSC                9.04        n/a    6.69
CLASS D**
With 1% CDSC                                 8.04        n/a    5.69
Without CDSC                                 9.04        n/a    6.69
CLASS I**                                    9.59        7.19%   n/a
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX+     9.67        8.29   9.21
LIPPER CORPORATE DEBT BBBFUNDS AVERAGE+      4.74        3.77   4.88



                                                                            DIVIDEND AND YIELD INFORMATION
NET ASSET VALUE                                                             FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                                                            -------------------------------------
                 SEPTEMBER 30, 2002   MARCH 31, 2002   SEPTEMBER 30, 2001       DIVIDENDS#      YIELD##
                 -------------------  ---------------  -------------------  ------------------  --------
CLASS A          $              7.41  $          6.89  $              7.14              $0.249     2.80%
CLASS B                         7.41             6.89                 7.14               0.197     2.20
CLASS C                         7.41             6.89                 7.14               0.196     2.18
CLASS D                         7.41             6.89                 7.14               0.197     2.20
CLASS I                         7.41             6.89                 n/a                0.220     3.19

WEIGHTED  AVERAGE  MATURITY  10.41  years

---------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.
+ The Lipper Corporate Debt BBB-Rated Funds Average Index and the Lehman Brothers Government/Credit Index are unmanaged benchmarks that assume investment of dividends. The Lehman Index excludes the effect of taxes, fees, and sales charges. The Lipper Average excludes the effect of taxes and sales charges. The monthly performance of the Lipper Corporate Debt BBB-Rated Funds Average Index and the Lehman Brothers Government/Credit Index are used for the Performance Overview. Investors cannot invest directly in an average or an index.
# Represents per share amount paid or declared for the year ended September 30, 2002.
## Current yield, representing the annualized yield for the 30-day period ended September 30, 2002, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements the yields would have been as follows:
     Class  A     Class  B     Class  C     Class  D     Class  I
       2.20%        1.68%       1.57%         1.60%        2.81%

--------------------------------------------------------------------------------

PORTFOLIO  OF  INVESTMENTS
September  30,  2002





                                              PRINCIPAL
                                                AMOUNT       VALUE
                                              ----------  -----------
US GOVERNMENT
SECURITIES 24.8%
US Treasury Bonds:
     6 14%, 8/15/2023                         $  135,000  $   161,030
     5 38%, 2/15/2031                          1,155,000    1,283,855
US Treasury Notes:
     6 12%, 8/15/2005                            855,000      962,644
     6 12%, 10/15/2006                           200,000      231,578
     4 78%, 2/15/2012                            635,000      699,815
                                                          -----------
TOTAL US GOVERNMENT
     SECURITIES
     (Cost $3,154,109)                                      3,338,922
                                                          -----------
GOVERNMENT AGENCY
     SECURITIES 31.2%
FHLB:
     3%, 4/30/2004                               125,000      125,113
FHLMC:
     3 12%, 1/16/2004                            400,000      402,023
     5 14%, 1/15/2006                            190,000      205,776
     4 18%, 1/17/2006                            225,000      229,992
     5 12%, 7/15/2006                            225,000      246,849
     4 12%, 7/23/2007                            220,000      227,133
     5 78%, 3/21/2011                            270,000      294,034
     5 18%, 7/16/2012                            216,000      229,609
FNMA:
     3 18%, 8/15/2005                            120,000      120,853
     5 14%, 8/14/2006                            260,000      266,932
     5 14%, 3/22/2007                            215,000      223,696
     5 14%, 1/15/2009                            135,000      147,174
     6 14%, 7/19/2011                             50,000       52,619
     5 38%, 11/15/2011                            85,000       91,972
     7 18%, 1/15/2030                            260,000      323,404
FNMA POOL:
     6 12%, 7/1/2032                             985,595    1,022,438
                                                          -----------
TOTAL GOVERNMENT
     AGENCY SECURITIES
     (Cost $4,092,578)                                      4,209,617
                                                          -----------
CORPORATE BONDS 28.0%
Chemicals 2.6%
Ashland 6.86%, 5/1/2009                       $   40,000  $    44,248
Dow Chemicals 6%, 10/1/2012                      100,000      105,086
Monsanto 7 38%, 8/15/2012                        140,000      149,564
Valspar 6%, 5/1/2007                              50,000       53,722
                                                          -----------
                                                              352,620
                                                          -----------
CONSUMER SERVICES
     AND SUPPLIES 0.7%
Pitney Bowes 4 58%, 10/1/2012                     90,000       90,141
                                                          -----------
CONSUMER STAPLES 2.7%
Coca-Cola Enterprises 514%,
     5/15/2007                                    95,000      103,399
Gillette 3 12%, 10/15/2007                       125,000      124,810
Newell Rubbermaid 6%,
     3/15/2007                                   125,000      138,287
                                                          -----------
                                                              366,496
                                                          -----------
ENERGY 0.9%
Consolidated Natural Gas
     6.85%, 4/15/2011                             25,000       27,382
Phillips Pete 8 34%, 5/25/2010                    70,000       88,788
                                                          -----------
                                                              116,170
                                                          -----------
FINANCIALS 14.8%
Associates Corp. of North America,
     6.95%, 11/1/2018                             50,000       55,479
Bank of America 478%,
     9/15/2012                                    85,000       86,076
Citigroup 4 18%, 6/30/2005                        80,000       82,787
CIT Group 6 12%, 2/7/2006                         85,000       89,485
Countrywide Fundings
     5 12%, 2/1/2007                              90,000       94,779
General Electric Capital:
     6 78%, 11/15/2010                            45,000       51,160
     6 34%, 3/15/2032                            110,000      118,372
General Motors Acceptance
     6 18%, 8/28/2007                         $  135,000  $   136,079
     7 14%, 3/2/2011                              75,000       74,742
Household Finance 7 78%,
     3/1/2007                                    165,000      174,827
JP Morgan Chase 5 14%,
     5/30/2007                                    65,000       68,265
Key Bank 5.7%, 8/15/2012                         115,000      121,556
Merrill Lynch 6.15%,
     1/26/2006                                   140,000      151,101
Morgan Stanley Group
     6 34%, 4/15/2011                            120,000      131,402
National City 6 78%, 5/15/2019                    60,000       66,005
SLM (Mae
     5 58%, 4/10/2007                             95,000      104,048
     5 18%, 8/27/2012                             80,000       83,116
Synovus Financial 7 14%,
     12/15/2005                                   85,000       96,642
Wachovia Bank 4.85%,
     7/30/2007                                    85,000       90,622
Wells Fargo Financial 5 18%,
     9/1/2012                                    110,000      113,833
                                                          -----------
                                                            1,990,376
                                                          -----------
MEDIA 0.7%
Viacom 5 58%, 5/1/2007                            90,000       96,624
                                                          -----------
METALS AND MINING 0.4%
Alcoa 5 38%, 1/15/2013                            50,000       53,251
                                                          -----------
RETAILING 2.2%
Safeway 4.8%, 7/16/2007                           70,000       72,819
Sears, Roebuck Acceptance
6.7%, 4/15/2012                                  125,000      132,656
Target 7%, 7/15/2031                              75,000       87,105
                                                          -----------
                                                              292,580
                                                          -----------
TECHNOLOGY HARDWARE
AND EQUIPMENT 0.5%
International Business Machines
     7%, 10/30/2025                           $   65,000  $    72,146
                                                          -----------
TELECOMMUNICATIONS 1.6%
SBC Communications 5 34%,
     5/2/2006                                     95,000      101,481
Verizon 6 18%, 3/1/2012                           55,000       55,972
Verizon Global Funding 7 38%,
     9/1/2012                                     50,000       52,756
                                                          -----------
                                                              210,209
                                                          -----------
UTILITIES 0.9%
Constellation Energy Group
6.35%, 4/1/2007                                   30,000       30,943
Duke Energy 6 14%, 1/15/2012                      50,000       54,102
Public Service Electric Gas
     5 18%, 9/1/2012                              45,000       46,384
                                                          -----------
                                                              131,429
                                                          -----------
TOTAL CORPORATE BONDS
     (Cost $3,635,000)                                      3,772,042
                                                          -----------
REPURCHASE AGREEMENT 10.4%
State Street Bank and Trust
     1.8% dated 9/30/2002,
     maturing 10/1/2002,
     collateralized by $1,450,000
     US Treasury Notes due 2/6/2003,
     with a fair market value of $1,442,750
     (Cost $1,400,000)
TOTAL INVESTMENTS 94.4%                        1,400,000    1,400,000
                                                          -----------
     (Cost $12,281,687)
OTHER ASSETS                                               12,720,581
     LESS LIABILITIES 5.6%
NET ASSETS 100.0%                                             749,779
                                                          -----------
                                                          $13,470,360
                                                          ===========

--------------------------------------------------------------------------------

STATEMENT  OF  ASSETS  AND  LIABILITIES
September  30,  2002




ASSETS:
Investments, at value:
Long-term holdings (cost $10,881,687)           $11,320,581
Short-term holdings (cost $1,400,000)             1,400,000  $12,720,581
                                                -----------  ------------
Cash                                                             283,251
Receivable for Capital Stock sold                                459,459
Receivable for securities sold                                   379,876
Interest receivable                                              104,765
Receivable from the Manager                                       66,495
Expenses prepaid to shareholder service agent                      7,160
Other                                                             31,717
                                                             ------------
TOTAL ASSETS                                                  14,053,304
                                                             ------------

LIABILITIES:
Payable for securities purchased                                 358,953
Payable for Capital Stock repurchased                             22,609
Dividends payable                                                 15,502
Management fees payable                                            5,068
Accrued expenses and other                                       180,812
                                                             ------------
TOTAL LIABILITIES                                                582,944
                                                             ------------
NET ASSETS                                                   $13,470,360
                                                             ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value;
     1,000,000,000 shares authorized;
     1,818,885 shares outstanding):
     Class A                                                 $       932
     Class B                                                         411
     Class C                                                          86
     Class D                                                         159
     Class I                                                         231
Additional paid-in capital                                    12,935,056
Dividends in excess of net investment income                     (25,564)
Accumulated net realized gain                                    120,155
Net unrealized appreciation of investments                       438,894
                                                             ------------
NET ASSETS                                                   $13,470,360
                                                             ============

NET ASSET VALUE PER SHARE:
CLASS A ($6,905,791  932,457 shares)                         $      7.41
                                                             ============
CLASS B ($3,040,727  410,605 shares)                         $      7.41
                                                             ============
CLASS C ($636,346  85,923 shares)                            $      7.41
                                                             ============
CLASS D ($1,178,778  159,172 shares)                         $      7.41
                                                             ============
CLASS I ($1,708,718  230,728 shares)                         $      7.41
                                                             ============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENT  OF  OPERATIONS
For  the  Year  Ended  September  30,  2002





INVESTMENT INCOME:
Interest                                            $327,153

EXPENSES:
Amortization of offering costs          $ 136,839
Shareholder account services              102,539
Auditing and legal fees                    48,909
Management fee                             37,022
Distribution and service fees              30,963
Registration                               18,515
Shareholder reports and communications     17,623
Organization expenses                      10,587
Custody and related services                6,903
Directors fees and expenses                 6,418
Miscellaneous                               2,389
                                        ----------
TOTAL EXPENSES BEFORE REIMBURSEMENT       418,707
Reimbursement of Expenses                (314,024)
                                        ----------
TOTAL EXPENSES AFTER REIMBURSEMENT                   104,683
                                                    --------
NET INVESTMENT INCOME                                222,470

NET REALIZED AND UNREALIZED
     GAIN ON INVESTMENTS:

Net realized gain on investments          120,155
Unrealized appreciation of investments    438,894
                                        ----------
NET GAIN ON INVESTMENTS                              559,049
                                                    --------
INCREASE IN NET ASSETS FROM OPERATIONS              $781,519
                                                    ========

---------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

STATEMENT  OF  CHANGES  IN  NET  ASSETS
For  the  Year  Ended  September  30,  2002





OPERATIONS:
Net investment income                                                             222,470
Net realized gain on investments                                                  120,155
Unrealized appreciation of investments                                            438,894
                                                                               -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                            781,519
                                                                               -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class A                                                                     (151,978)
     Class B                                                                      (24,826)
     Class C                                                                       (5,660)
     Class D                                                                      (15,446)
     Class I                                                                      (24,560)
                                                                               -----------
Total                                                                            (222,470)
                                                                               -----------
Dividends in excess of net investment income:
     Class A                                                                      (16,260)
     Class B                                                                       (3,389)
     Class C                                                                         (771)
     Class D                                                                       (2,166)
     Class I                                                                       (2,978)
                                                                               -----------
Total                                                                             (25,564)
                                                                               -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                        (248,034)
                                                                               -----------
TRANSACTIONS IN CAPITAL STOCK:
Net proceeds from sales of shares                                               7,240,066
Investment of dividends                                                           125,912
Exchanged from associated Funds                                                 9,323,043
                                                                               -----------
Total                                                                          16,689,021
                                                                               -----------
Cost of shares repurchased                                                     (2,763,084)
Exchanged into associated Funds                                                (1,089,065)
                                                                               -----------
Total                                                                          (3,852,149)
                                                                               -----------
INCREASE IN NET ASSETS FROM TRANSACTIONS IN CAPITAL STOCK                      12,836,872
                                                                               -----------
INCREASE IN NET ASSETS                                                         13,370,357

NET ASSETS:
Beginning of year                                                                 100,003
                                                                               -----------
END OF YEAR  (net of dividends in excess of net investment income of $25,564)  13,470,360
                                                                               ===========



---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------

NOTES  TO  FINANCIAL  STATEMENTS

1.   ORGANIZATION  --  Seligman  Investment  Grade  Fixed Income Fund, Inc. (the
     "Fund") was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

     A. SECURITY VALUATION -- Investments in US Government and government agency securities and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.

     D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

     E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2002, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses were also considered class-specific expenses.

     F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund. At September 30, 2002, undistributed net investment income for federal income tax purposes was $0.

     G. ORGANIZATION EXPENSES AND INITIAL OFFERING COSTS -- Costs incurred in connection with the organization of the Fund have been expensed at the commencement of operations. Initial offering costs were amortized on a straight-line basis over a period of 12 months starting with the commencement of operations.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the year ended September 30, 2002, amounted to $9,269,976 and $5,515,379, respectively; purchases and sales of US Government and government agency securities were $17,270,653 and $10,225,021, respectively.

          At September 30, 2002, the cost of investments for federal income tax purposes was $12,294,277. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premiums for financial reporting purposes of $12,590. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $430,753 and $4,449, respectively.

5.   MANAGEMENT  FEE,  DISTRIBUTION  SERVICES,  AND  OTHER  TRANSACTIONS  -- The
     Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets. The Manager has contractually undertaken to reimburse the Fund's expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets through December 31, 2004.

          The Distributor, agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $686 from sales of Class A shares. Commissions of $5,035 and $1,755 were paid to dealers from sales of Class A and Class C shares, respectively.

          The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 2002 , fees incurred under the Plan aggregated $12,245 or 0.25% per annum of the average daily net assets of Class A shares.

          Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

          With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

          For the year ended September 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $10,056, $2,283, and $6,379, respectively.

          The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 2002, such charges amounted to $808.

          The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended September 30, 2002, amounted to $615.

          Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2002, Seligman Services, Inc. received commissions of $74 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $621 pursuant to the Plan.

          Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $102,539 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

          Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

          Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

          The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 2002, of $513 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund's borrowings to 10% of its net assets.
     Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of participating banks. For the year ended
     September  30,  2002,  the  Fund  did  not borrow from the credit facility.

7. TRANSACTIONS IN CAPITAL STOCK -- The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:




                                                    CLASS A                           CLASS B
                                   ----------------------------------    --------------------------------
                                         YEAR ENDED                          YEAR ENDED
                                     SEPTEMBER 30, 2002                  SEPTEMBER 30, 2002
                                   ----------------------                -------------------
                                           SHARES             AMOUNT           SHARES           AMOUNT
                                   ----------------------  ------------  -------------------  -----------
Net proceeds from sales of shares                697,316   $ 4,946,902               21,335   $  152,263
Investment of dividends                            8,941        63,470                2,266       16,181
Exchanged from associated Funds                  654,572     4,674,317              423,365    3,028,836
                                   ----------------------  ------------  -------------------  -----------
Total                                          1,360,829     9,684,689              446,966    3,197,280
                                   ----------------------  ------------  -------------------  -----------
Cost of shares repurchased                      (339,595)   (2,428,809)             (12,259)     (87,041)
Exchanged into associated Funds                  (97,829)     (694,783)             (25,502)    (180,598)
Transferred to Class I                              (754)       (5,315)                  --           --
                                   ----------------------  ------------  -------------------  -----------
Total                                           (438,178)   (3,128,907)             (37,761)    (267,639)
                                   ----------------------  ------------  -------------------  -----------
Increase                                         922,651     6,555,782              409,205    2,929,641
                                   ======================  ============  ===================  ===========

                                                    CLASS C                           CLASS D
                                   ----------------------------------    --------------------------------
                                   YEAR ENDED                            YEAR ENDED
                                   SEPTEMBER 30, 2002                    SEPTEMBER 30, 2002
                                   ----------------------                -------------------
                                   SHARES                  AMOUNT        SHARES               AMOUNT
                                   ----------------------  ------------  -------------------  -----------

Net proceeds from sales of shares                 25,087   $   178,921               45,210   $  318,922
Investment of dividends                              703         5,026                2,270       16,126
Exchanged from associated Funds                   77,542       552,324              150,557    1,067,566
                                   ----------------------  ------------  -------------------  -----------
Total                                            103,332       736,271              198,037    1,402,614
                                   ----------------------  ------------  -------------------  -----------
Cost of shares repurchased                       (10,213)      (72,127)             (18,432)    (130,709)
Exchanged into associated Funds                   (8,596)      (60,152)             (21,833)    (153,532)
                                   ----------------------  ------------  -------------------  -----------
Total                                            (18,809)     (132,279)             (40,265)    (284,241)
                                   ----------------------  ------------  -------------------  -----------
Increase                                          84,523   $   603,992              157,772   $1,118,373
                                   ======================  ============  ===================  ===========

                                         CLASS I
                                   ----------------------
                                   NOVEMBER 30, 2001* TO
                                   SEPTEMBER 30, 2002
                                   ----------------------
                                   SHARES                  AMOUNT
                                   ----------------------  ------------

Net proceeds from sales of shares                232,630   $ 1,643,058
Investment of dividends                            3,519        25,109
Transferred from Class A                             754         5,315
                                   ----------------------  ------------
Total                                            236,903     1,673,482
                                   ----------------------  ------------
Cost of shares repurchased                        (6,175)      (44,398)
                                   ----------------------  ------------
Increase                                         230,728   $ 1,629,084
                                   ======================  ============



*  Commencement  of  offering  of  shares.

--------------------------------------------------------------------------------

FINANCIAL  HIGHLIGHTS

The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.




                                             FOR THE YEAR ENDED                                     11/30/01** TO
                                             SEPTEMBER 30, 2002                                       9/30/2002
                                            --------------------                                   ---------------
                                                  CLASS A          CLASS B    CLASS C    CLASS D       CLASS I
                                            --------------------  ---------  ---------  ---------  ---------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD        $              7.14   $   7.14   $   7.14   $   7.14   $         7.13
                                            --------------------  ---------  ---------  ---------  ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.23       0.17       0.17       0.17             0.20
Net realized and unrealized gain on
     investments                                           0.29       0.30       0.30       0.30             0.30
                                            --------------------  ---------  ---------  ---------  ---------------
TOTAL FROM INVESTMENT OPERATIONS                           0.52       0.47       0.47       0.47             0.50
                                            --------------------  ---------  ---------  ---------  ---------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.23)     (0.18)     (0.18)     (0.18)           (0.20)
Dividends in excess of
     net investment income                                (0.02)     (0.02)     (0.02)     (0.02)           (0.02)
                                            --------------------  ---------  ---------  ---------  ---------------
TOTAL DISTRIBUTIONS                                       (0.25)     (0.20)     (0.20)     (0.20)           (0.22)
                                            --------------------  ---------  ---------  ---------  ---------------
NET ASSET VALUE, END OF PERIOD              $              7.41   $   7.41   $   7.41   $   7.41   $         7.41
                                            ====================  =========  =========  =========  ===============
TOTAL RETURN:                                              7.48%      6.69%      6.69%      6.69%            7.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $             6,906   $  3,041   $    636   $  1,179   $        1,709
Ratio of expenses to average net assets                    1.25%      2.00%      2.00%      2.00%          1.00%*
Ratio of net income to average net assets                  3.18%      2.43%      2.43%      2.43%          3.37%*
Portfolio turnover rate                                  253.47%    253.47%    253.47%    253.47%       253.47%++
Without expense reimbursement:+
Ratio of expenses to average net assets                    5.52%      6.27%      6.27%      6.27%          5.10%*
Ratio of net loss to average net assets                   (1.09)%    (1.85)%    (1.85)%    (1.85)%        (0.73)%*


--------------
*    Annualized.
**   Commencement  of  offering  of  shares.
+    The  Manager  has  agreed  to  reimburse  certain  expenses  of  the  Fund.
++   For  the  year  ended  September  30,  2002.
See  Note  to  Financial  Statements.

--------------------------------------------------------------------------------

REPORT  OF  INDEPENDENT  AUDITORS

THE  BOARD  OF  DIRECTORS  AND  SHAREHOLDERS,
SELIGMAN  INVESTMENT  GRADE  FIXED
INCOME  FUND,  INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Investment Grade Fixed Income Fund, Inc. (the "Fund") as of September 30, 2002, the related statements of operations and of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Fund, Inc. as of September 30, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE  &  TOUCHE  LLP
New  York,  New  York
November  8,  2002

--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

INDEPENDENT  DIRECTORS




                                                                                                                    NUMBER OF
                    TERM OF                                                                                       PORTFOLIOS IN
                   OFFICE AND                                                                                         FUND
NAME, (AGE),       LENGTH OF                                                                                         COMPLEX
POSITION(S) HELD      TIME                              PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN
WITH FUND#          SERVED#                  PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                  BY DIRECTOR
-----------------  ----------  ---------------------------------------------------------------------------------  -------------
JOHN R.            2001        Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;                      61
GALVIN (73)2,4     to          Director or Trustee of each of the investment companies of the Seligman
Director           Date        Group of Funds+; and Chairman Emeritus, American Council on Germany.
                               Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co.
                               (defense and commercial electronics) and a Trustee of the Institute for Defense
                               Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied
                               Commander, Europe and the Commander-in-Chief, United States
                               European Command.

ALICE S.           2001        President Emeritus, Sarah Lawrence College; Director or Trustee of each of                    61
ILCHMAN (67)3,4    to          the investment companies of the Seligman Group of Funds+; Director,
Director           Date        Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization)
                               and the Committee for Economic Development; a Governor of the Court of
                               Governors, London School of Economics; and Director, Public Broadcasting
                               Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

FRANK A.           2001        Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee                       61
MCPHERSON (69)3,4  to          Corporation (diversified energy company); Director or Trustee of each of the
Director           Date        investment companies of the Seligman Group of Funds+; Director, ConocoPhillips
                               (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and
                               Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and
                               Oklahoma Foundation for Excellence in Education. Formerly, Director,
                               Kimberly-Clark Corporation (consumer products).

JOHN E.           2001         Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm);                          61
MEROW (72)2,4      to          Director or Trustee of each of the investment companies of the Seligman
Director           Date        Group of Funds+; Director, Commonwealth Industries, Inc. (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy
                               Association; Director Emeritus, Municipal Art Society of New York; Trustee
                               and Secretary, the U.S. Council for International Business; Trustee and
                               Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee,
                               New York-Presbyterian Hospital; and Member of the American Law Institute
                               and Council on Foreign Relations.

---------------
See  footnotes  on  page  21.

--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

INDEPENDENT  DIRECTORS  (continued)




                                                                                                                       NUMBER OF
                   TERM OF                                                                                           PORTFOLIOS IN
                  OFFICE AND                                                                                             FUND
NAME, (AGE),      LENGTH OF                                                                                             COMPLEX
POSITION(S) HELD     TIME                                PRINCIPAL OCCUPATION(S) DURING                                OVERSEEN
WITH FUND#         SERVED#                    PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                    BY DIRECTOR
----------------  ----------  -------------------------------------------------------------------------------------  -------------
BETSY S.          2001        Attorney; Director or Trustee of each of the investment companies of the                          61
MICHEL (60)2,4    to          Seligman Group of Funds+; Trustee, The Geraldine R. Dodge Foundation
Director          Date        (charitable foundation) and World Learning, Inc. (charitable foundation).
                              Formerly, Chairman of the Board of Trustees of St. GeorgeSchool (Newport, RI).

LEROY C.          2001        Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.                                 60
RICHIE (61)2,4    to          (library of technical standards); Director or Trustee of each of the investment
Director          Date        companies of the Seligman Group of Funds (except Seligman Cash Management
                              Fund, Inc.)+; Director, Kerr-McGee Corporation (diversified energy company)
                              and Infinity, Inc. (oil and gas services and exploration); Director and Chairman,
                              Highland Park Michigan Economic Development Corp. Formerly, Trustee,
                              New York University Law Center Foundation; Vice Chairman, Detroit Medical Center
                              and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer,
                              Capital Coating Technologies, Inc. (applied coating technologies). From 1990 through
                              1997, Mr. Richie was Vice President and General Counsel, Automotive Legal Affairs,
                              of Chrysler Corporation.

JAMES Q.          2001        Director or Trustee of each of the investment companies of the Seligman Group of                  61
RIORDAN (75)3,4   to          Funds+; Director or Trustee, The Houston Exploration Company (oil exploration)
Director          Date        and the Committee for Economic Development. Formerly, Vice Chairman of
                              Mobil Corporation (petroleum and petrochemicals company); Director and President,
                              Bekaert Corporation (high-grade steel cord, wire and fencing products company);
                              Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee,
                              Brooklyn Museum, KeySpan Corporation (diversified energy and electric company);
                              Tesoro Petroleum Companies, Inc. Dow Jones & Company, Inc. (business and financial news company) and Public Broadcasting Service (PBS).

ROBERT L.         2001        Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each                61
SHAFER (70)3,4    to          of the investment companies of the Seligman Group of Funds+. From 1987
Director          Date        through 1997, Director, USLIFE Corporation (life insurance).

JAMES N.          2001        Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises,                61
WHITSON (67)2,4   to          Inc. (a diversified holding company); Director or Trustee of each of the investment
Director          Date        companies of the Seligman Group of Funds+; Director and Consultant,
                              Sammons Enterprises, Inc.; Director, C-SPAN (cable television network)
                              and CommScope, Inc. (manufacturer of coaxial cable).

---------------
See  footnotes  on  page  21.

--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

INTERESTED  DIRECTORS  AND  PRINCIPAL  OFFICERS




                                                                                                                       NUMBER OF
                      TERM OF                                                                                        PORTFOLIOS IN
                     OFFICE AND                                                                                          FUND
NAME, (AGE),         LENGTH OF                                                                                          COMPLEX
POSITION(S) HELD        TIME                               PRINCIPAL OCCUPATION(S) DURING                              OVERSEEN
WITH FUND#            SERVED#                   PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                  BY DIRECTOR
-------------------  ----------  ----------------------------------------------------------------------------------  -------------
WILLIAM C.                 2001  Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Chief                              61
MORRIS (64)*1        to          Executive Officer of each of the investment companies of the Seligman Group
Director, Chairman   Date        of Funds+; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.
 of the Board and                (broker-dealer) and Carbo Ceramics Inc. (ceramic proppants for oil and gas
 Chief Executive                 industry); and Director, Seligman Data Corp. and Kerr-McGee Corporation
 Officer                         (diversified energy company).

BRIAN T. ZINO              2001  Director and President, J. & W. Seligman & Co. Incorporated; President of each                 61
 (50)*1              to          of the investment companies of the Seligman Group of Funds, with the exception
Director             Date        of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.;
and President                    and Director or Trustee of each of the investment companies of the Seligman Group of Funds+, Seligman Advisors, Inc., and Seligman Services, Inc.; Chairman,
                                 Seligman Data Corp.; Member of the Board of Governors of the Investment
                                 Company Institute; and Chairman, ICI Mutual Insurance Company.

PAUL C.              May-02      Managing Director and Chief Investment Officer, J. & W. Seligman & Co.                         60
GUIDONE              to          Incorporated; Director or Trustee of each of the investment companies of the
 (44)*1              Date        Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)+;
Director                         Member of the Association of Investment Management and Research, the
                                 New York Society of Security Analysts and the London Society of Investment
                                 Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer,
                                 HSBC Asset Management; Managing Director and Chief Investment Officer,
                                 Prudential Diversified Investments.

CHRISTOPHER                2001  Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated;         N/A
 J. MAHONY (38)      to          Vice President and Portfolio Manager, Seligman Investment Grade Fixed Income
Vice President       Date        Fund, Inc., Seligman Cash Management Fund, Inc., Seligman U.S. Government
and Portfolio                    Securities Series, a series of Seligman High Income Fund Series, and Seligman
Manager                          Bond Portfolio and Seligman Cash Management Portfolio, two portfolios of
                                 Seligman Portfolios, Inc.

THOMAS G.                  2001  Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,                N/A
ROSE (44)            to          Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
Vice President       Date        of the investment companies of the Seligman Group of Funds+, Seligman
                                 Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and
                                 Seligman Data Corp.


---------------
See  footnotes  on  page  21.

--------------------------------------------------------------------------------

DIRECTORS  AND  OFFICERS  OF  THE  FUND

Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.


INTERESTED  DIRECTORS  AND  PRINCIPAL  OFFICERS  (continued)




                                                                                                                 NUMBER OF
                    TERM OF                                                                                    PORTFOLIOS IN
                   OFFICE AND                                                                                      FUND
NAME, (AGE),       LENGTH OF                                                                                      COMPLEX
POSITION(S) HELD      TIME                             PRINCIPAL OCCUPATION(S) DURING                            OVERSEEN
WITH FUND#          SERVED#                 PAST FIVE YEARS, DIRECTORSHIPS AND OTHER INFORMATION                BY DIRECTOR
-----------------  ----------  ------------------------------------------------------------------------------  -------------
LAWRENCE P.              2001  Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman          N/A
VOGEL (46)         to          & Co. Incorporated; Vice President and Treasurer of each of the investment
Vice President     Date        companies of the Seligman Group of Funds+; Treasurer, Seligman Data Corp.
and Treasurer                  Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
                               Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman
                               Services, Inc. and Vice President and Treasurer, Seligman International, Inc.
                               and Treasurer, Seligman Henderson Co.

FRANK J.                 2001  General Counsel, Senior Vice President, Law and Regulation and Corporate             N/A
NASTA (38)         to          Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the
Secretary          Date        investment companies of the Seligman Group of Funds+, Seligman Advisors, Inc.,
                               Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.
                               Formerly, Corporate Secretary, Seligman Henderson Co.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

---------------
# The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017.
# Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:   1  Executive  Committee
          2  Audit  Committee
          3  Director  Nominating  Committee
          4  Board  Operations  Committee

--------------------------------------------------------------------------------

GLOSSARY  OF  FINANCIAL  TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/ depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------------
Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book, and the AICPA Audit and Accounting Guide: Audits of Investment Companies, dated May 1, 2002.

--------------------------------------------------------------------------------

FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.
Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  llp

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017
website:  www.seligman.com

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450       Shareholder  Services
(800)  445-1777       Retirement  Plan  Services
(212)  682-7600       Outside  the  United  States
(800)  622-4597       24-Hour
                      Automated  Telephone
                      Access  Service

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017
                                www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXIG2  9/02